EXHIBIT 10.20

PROMISSORY NOTE

U.S. $500,000.00	March 26, 2014
Scottsdale, Arizona

FOR VALUE RECEIVED, Echo Automotive, Inc., a Nevada corporation with executive offices in Scottsdale, Arizona (“Borrower”) hereby promises to pay to the order of United Fleet Financing, LLC, an Arizona limited liability company (“Lender”), at the office of Lender located at 14850 N. Scottsdale Road, Ste. 295, Scottsdale, Arizona 85254, the principal amount of $500,000.00, together with interest on the principal balance outstanding hereunder, from (and including) the date of disbursement until (but not including) the date of payment, at a per annum rate equal to the Stated Interest Rate specified below or, to the extent applicable, the Default Interest Rate specified below, in accordance with the following terms and conditions:

1.                  Contracted For Rate of Interest. The contracted for rate of interest of the indebtedness evidenced hereby, without limitation, shall consist of the following:

(a)                The Stated Interest Rate (as hereinafter defined), as from time to time in effect, calculated daily on the basis of actual days elapsed over a 360-day year, applied to the principal balance from time to time outstanding hereunder; and

(b)               The Default Interest Rate (as hereinafter defined), as from time to time in effect, calculated daily on the basis of actual days elapsed over a 360-day year, applied to the principal balance from time to time outstanding hereunder.

The Borrower agrees to pay an effective contracted for rate of interest which is the sum of the Stated Interest Rate referred to in Subsection 1(a) above, plus any additional rate of interest resulting from the application of the Default Interest Rate referred to in Subsection 1(b) above.

2.                  Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder from time to time shall bear interest at the Stated Interest Rate. The “Stated Interest Rate” shall be equal to 15% per annum.

3.                  Default Interest Rate. The “Default Interest Rate” shall be a per annum rate equal to the Stated Interest Rate plus five percentage points. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the earlier of: (a) the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full; or (b) the date on which such Event of Default is timely cured in a manner satisfactory to Lender, (i) if Borrower is specifically granted a right to cure such Event of Default in any of the Loan Documents (as hereinafter defined) or (ii) if no such right to cure is specifically granted, then Lender, in its sole and absolute discretion, permits such Event of Default to be cured.

4.                  Payments. This Note shall be payable as follows:

(a)                Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, shall begin to accrue on the date hereof and be payable on the date set forth in Subsection 4(b) below for payment of the principal balance outstanding hereunder.

(b)               Principal. The principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, if not sooner paid as provided herein, shall be due and payable on or before June 1, 2014.

(c)                Late Charge. If Lender has not received the full amount of any payment by the end of ten (10) business days after the date it is due under this Note, the Borrower will pay a late charge to Lender in the amount of 5% of the overdue payment. The Borrower will pay this late charge only once on any late payment. This late charge shall not apply to payments due by acceleration.

5.                  Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless otherwise elected by Lender, all such payments shall first be applied to accrued and unpaid interest at the Stated Interest Rate and, to the extent applicable, the Default Interest Rate, next to the principal balance then outstanding hereunder, and the remainder to other costs or added charges provided for herein or in any of the Loan Documents. Payments hereunder shall be made at the address for Lender first set forth above, or at such other address as Lender may specify to Borrower in writing.

6.                  Prepayments. Payments of principal hereof may be made at any time, or from time to time, in whole or in part, without penalty, provided that all previously matured interest and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender, in its sole and absolute discretion, agrees in writing to such change.

7.                  Cure Period. Except as provided below, any Event of Default, other than non-payment, may be cured within thirty (30) days after written notice of such Event of Default is mailed to Borrower by Lender.

8.                  Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder, and upon such Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, at the election of Lender, shall become immediately due and payable, without any notice to Borrower:

(a)                Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b)               The failure of Borrower to comply with any provision of this Note;

(c)                The failure of Borrower to comply with any provision of any document, instrument or agreement executed in connection with the indebtedness evidenced hereby including, without limitation, any Loan Agreement, any Deed of Trust, any Security Agreement, or any other security document executed in connection with this Note (collectively, the “Loan Documents”);

(d)               The death, incapacity, dissolution, winding-up or termination of the existence of Borrower or any other person or entity who is or may become liable hereunder;

(e)                The calling of a meeting of the creditors of Borrower or any other person or entity who is or may become liable hereunder;

(f)                The making by Borrower or any other person or entity who is or may become liable hereunder of an assignment for the benefit of its creditors;

(g)                The appointment of (or application for appointment of) a receiver of Borrower or any other person or entity who is or may become liable hereunder, or the involuntary filing against or voluntary filing by Borrower, or any other person or entity who is or may become liable hereunder, of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Borrower or any person or entity who is or may become liable hereunder, or any property of Borrower or property of any person or entity who is or may become liable hereunder;

(h)               The occurrence of any material adverse change in the condition (financial or otherwise) of Borrower or any person or entity who is or may become liable hereunder;

(i)                 Borrower attempts to transfers any right or obligation under this Note without Lender’s prior written consent;

(j)                 Any statement, representation or warranty contained herein or in the Loan Documents shall be false;

(k)               Lender shall in good faith deem that the prospect for payment or performance is impaired; or

(l) Any disclosure by the Borrower to any person or entity, the terms, conditions or other facts, including, but not limited to, the identity of Lender, with respect to this Note or the Loan Documents and the transactions contemplated hereby; provided, however, the Borrower may disclose such information to his accountants, attorneys or consultants who have a need to know such information regarding this Note or the Loan Documents.

9.                  Additional Default. Any default of Borrower’s obligations under this Note or any other promissory note by and between Borrower and Lender (as original lender or holder) shall also constitute an Event of Default under both that certain Financing and Security Agreement by and between Lender and Borrower in the principal amount of $1,500,000 dated as of May 20, 2013, and under that certain Secured Convertible Promissory Note with the same date thereof and executed pursuant thereto (collectively, the “Loan Documents”).

10.              Additional Sums. All fees, charges, goods, things in action or any other sums or things of value, other than the interest resulting from the Stated Interest Rate, and the Default Interest Rate, as applicable, paid or payable by the Borrower (collectively, the “Additional Sums”), whether pursuant to this Note, the Loan Documents or any other document or instrument in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that, under the laws of the State of Arizona, may be deemed to be interest with respect to this lending transaction, for the purpose of any laws of the State of Arizona that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by the Borrower as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and “contracted for rate of interest” of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums. The Borrower understands and believes that this lending transaction complies with the usury laws of the State of Arizona; however, if any interest or other charges in connection with this lending transaction are ever determined to exceed the maximum amount permitted by law, then the Borrower agrees that: (a) the amount of interest or charges payable pursuant to this lending transaction shall be reduced to the maximum amount permitted by law; and (b) any excess amount previously collected from the Borrower in connection with this lending transaction that exceeded the maximum amount permitted by law, will be credited against the principal balance then outstanding hereunder. If the outstanding principal balance hereunder has been paid in full, the excess amount paid will be refunded to the Borrower.

11.              Waivers. Except as set forth in this Note or the Loan Documents, to the extent permitted by applicable law, each Borrower, and each person who is or may become liable hereunder, severally waives and agrees not to assert: (a) any homestead or exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including, without limitation, the right to require the Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of the Borrower or any other person or entity who is or may become liable on this Note except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12.              Costs of Collection. The Borrower agrees to pay all costs of collection, including, without limitation, attorneys’ fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect the collateral which is security for the indebtedness evidenced hereby, or to exercise any other right or remedy hereunder or in the Loan Documents, or in the event Lender is made party to any litigation because of the existence of the indebtedness evidenced hereby, or if at any time Lender should incur any attorneys’ fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the indebtedness evidenced hereby. In the event of any court proceeding, attorneys’ fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13.              No Waiver by Lender. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14.              Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Arizona, without regard to the choice of law rules of the State of Arizona.

15.              Jurisdiction and Venue. The Borrower hereby expressly agrees that in the event any actions or other legal proceedings are initiated by or against a Borrower or Lender involving any alleged breach or failure by any party to pay, perform or observe any sums, obligations or covenants to be paid, performed or observed by it under this Note or the Loan Documents, or involving any other claims or allegations arising out of the transactions evidenced or contemplated by this Note or the Loan Documents, regardless of whether such actions or proceedings shall be for damages, specific performance or declaratory relief or otherwise, such actions, in the sole and absolute discretion of Lender, may be required to be brought in Maricopa County, Arizona; and each Borrower hereby submits to the jurisdiction of the State of Arizona for such purposes and agrees that the venue of such actions or proceedings shall properly lie in Maricopa County, Arizona; and each Borrower hereby waives any and all defenses in such jurisdiction and venue.

16.              Time of Essence. Time is of the essence of this Note and each and every provision hereof.

17.              Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the Loan Documents, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

18.              Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

19.              Severability. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effectuate the other provisions hereof.

20.              Binding Nature. The provisions of this Note shall be binding upon each Borrower and the heirs, personal representatives, successors and assigns of each Borrower, and shall inure to the benefit of Lender and any subsequent holder of all or any portion of this Note, and their respective successors and assigns. Lender may from time to time transfer all or any part of its interest in this Note and the Loan Documents, without notice to the Borrower.

21.              Notice. Any notice or other communication with respect to this Note shall: (a) be in writing; (b) be effective on the day of hand-delivery thereof to the party to whom directed, one day following the day of deposit thereof with delivery charges prepaid, with a national overnight delivery service, or two days following the day of deposit thereof with postage prepaid, with the United States Postal Service, by regular first class, certified or registered mail; (c) if directed to Lender, be addressed to Lender at the office of Lender set forth above, or to such other address as Lender shall have specified to Borrower by like notice; and (d) if directed to a Borrower, be addressed to such Borrower at the address for such Borrower set forth below such Borrower’s name, or to such other address as such Borrower shall have specified by like notice.

22.              Section Headings. The section headings set forth in this Note are for convenience only and shall not have substantive meaning hereunder or be deemed part of this Note.

23.              Construction. This Note shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Note.

24.              Expenses. The Borrower will bear and pay all costs and expenses incurred by Borrower or Lender incurred in connection with this Note, the Loan Documents and the transactions contemplated hereby and thereby (including, but not limited to, reasonable fees and expenses of Lender’s attorneys and any filing fees incurred on behalf of Lender in connection with the transactions contemplated hereby, including enforcement of its terms). Lender, in his sole and absolute discretion, may elect that Lender’s such costs and expenses be added to the principal balance hereunder and be payable under the terms of this Note.

25.              Non-Disclosure. Borrower shall not disclose to any person or entity the terms, conditions or other facts, including, but not limited to, the identity of Lender, with respect to this Note and the transactions contemplated hereby; provided, however, the Borrower may disclose such information to its accountants, attorneys or consultants who have a need to know such information regarding this Note and the transactions contemplated hereby. The Borrower expressly acknowledges that any such disclosure made by Borrower may be deemed an Event of Default by Lender.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Borrower has executed this Note as of the date first set forth above.

BORROWER:

Echo Automotive, Inc.

By:
Its: